SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 19, 2000
                                                   -----------------


                              SILICON GAMING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         California                    0-28294                   77-0357939
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



2800 W. Bayshore Road, Palo Alto, California                      94303
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (650) 842-9000
                                                     --------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

On December 19, 2000, the company issued the press release set forth on Exhibit 99.1, which is incorporated herein by reference, disclosing that it had entered into a definitive Agreement and Plan of Merger with International Game Technology.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   Exhibit No             Description
   ----------             -----------
      99.1                Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                         SILICON GAMING, INC.



Date:  December 19, 2000                 By:  /s/ Andrew S. Pascal
                                              -----------------------
                                              Andrew S. Pascal
                                              Chief Executive Officer
                                              and President